UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 7, 2023
PACIRA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 West Kennedy Boulevard, Suite 890
Tampa, Florida 33609
(Address and Zip Code of Principal Executive Offices)

(813) 553-6680
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

At the 2023 Annual Meeting of Stockholders of Pacira BioSciences, Inc. (the “Company”) held on June 13, 2023 (the “Annual Meeting”), Dr. Gary Pace received a greater number of “withhold” votes than “for” votes in the election of the Class III directors. In accordance with the Company’s majority vote director resignation policy (the “Voting Policy”), Dr. Pace tendered his resignation to the Board of Directors of the Company (the “Board”) on June 13, 2023. As provided in the Voting Policy, the Board had 90 days to consider and determine whether to accept or reject the resignation of Dr. Pace.

After consideration of Dr. Pace’s resignation under the Voting Policy, the independent directors of the Board concluded that the resignation of Dr. Pace would be detrimental to, and not in the best interests of the Company and its stockholders, and unanimously voted to reject Dr. Pace’s resignation. The independent directors of the Board discussed and considered all relevant factors including: (i) the events that led to Dr. Pace’s resignation, including stockholder outreach regarding diversity of the Board, (ii) prior years’ re-election results where Dr. Pace never failed to receive the affirmative vote of at least 86% of votes cast, (iii) Board and committee meeting attendance and the contributions of Dr. Pace, (iv) Dr. Pace’s qualifications and years of experience providing strategic advisory to complex organizations, including as a public company director, (v) the composition, needs, and makeup of the Board, including the mix of talent, skill, diversity, and experience, and (vi) the difficulty of replacing Dr. Pace in light of the foregoing.

In addition, the Company engaged an independent director search firm to identify qualified director candidates to add to the Board. The Board has identified qualified diverse Board candidates, and expects to refresh and expand its director composition in the near future.

As a result of the foregoing, Dr. Pace will continue to serve as a Class III director until the Company’s 2026 Annual Meeting of Stockholders or until his successor has been elected and qualified or until the earlier of his resignation or removal. Dr. Pace did not participate in the deliberations of the independent directors regarding his resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIRA BIOSCIENCES, INC. (REGISTRANT)

Dated:	September 11, 2023	By:	/s/ KRISTEN WILLIAMS
Kristen Williams
Chief Administrative Officer and Secretary